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                                                                      Exhibit 21
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                  Subsidiaries of American Tower Corporation
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Information is as of March 9, 2001.

                                                                                        Jurisdiction of Incorporation or
                    Subsidiary                                                                    Organization
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
10 Presidential Way Associates, LLC (1)                                              Delaware
American Tower (Canada) Corporation                                                  Delaware
American Tower Canadian Holding Company                                              Canada
American Tower Corporation De Mexico S. de R.L. de C.V.                              Mexico
American Tower Delaware Corporation                                                  Delaware
American Tower International, Inc. (2)                                               Delaware
American Tower Management Inc.                                                       Delaware
American Tower Texas LLC (3)                                                         Delaware
American Tower Trust #1                                                              Massachusetts Business Trust
American Tower Trust #2                                                              Massachusetts Business Trust
American Tower, L.P.                                                                 Delaware
American Towers, Inc.                                                                Delaware
ATC Connecticut, Inc.                                                                Delaware
ATC GP, Inc.                                                                         Delaware
ATC Holding, Inc.                                                                    Delaware
ATC LP Inc.                                                                          Delaware
ATC Midwest, LLC                                                                     Massachusetts
ATC Operating Inc.                                                                   Delaware
ATC Presidential Way, Inc.                                                           Delaware
ATC Realty Holding, Inc.                                                             Delaware
ATC Tower Services, Inc. (4)                                                         New Mexico
ATC Westwood, Inc.                                                                   Delaware
ATC Needham LLC (5)                                                                  Massachusetts
ATS/PCS, LLC                                                                         Delaware
Canadian Towers, Limited Partnership                                                 Canada
Carolina Towers, Inc.                                                                South Carolina
Comm Site International, Inc.                                                        Delaware
Comm Site Towers, Inc.                                                               Delaware
CTA Canadian Towers, Inc. (6)                                                        Canada
Digital Seas International, Inc.                                                     Alabama
Digital Television Towers, Ltd.                                                      Pennsylvania
Flash Technology International, Inc.                                                 U.S. Virgin Islands
Flash Technology Corporation of America                                              Tennessee
General Telecom, Inc.                                                                Massachusetts
Haysville Towers, LLC (7)                                                            Kansas
Interpacket Networks, Inc.                                                           Delaware
Kline Iron & Steel Co.                                                               Delaware
Maritime Telecommunications Network, Inc.                                            Delaware
MATC Cellular, S.de R.L. de C.V.                                                     Mexico
MATC Digital, S. de R.L. de C.V.                                                     Mexico
MATC Holdings Mexico, S. de R.L. de C.V.                                             Mexico
MATC Servicios, S. de R.L. de C.V.                                                   Mexico
MATC TV, S. de R.L. de C.V.                                                          Mexico

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
                                                                                        Jurisdiction of Incorporation or
                    Subsidiary                                                                    Organization
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
Modern Technical Service, Inc.                                                       Tennessee
National Wireless Infrastructure, L.P.                                               Delaware
New Loma Communications (8)                                                          California
OmniAmerica Holdings Corporation                                                     Delaware
OmniAmerica Towers, Inc.                                                             Delaware
OmniTower, Ltd.                                                                      Florida
Prime Telecom Communications Co.                                                     California
RFM Facilities Management, L.P.                                                      Delaware
Shreveport Tower Company (9)                                                         Louisiana
South Atlantic Tower Corp.                                                           Delaware
Telecom Towers, LLC                                                                  Delaware
Tower Ventures, Inc.                                                                 Massachusetts
Tower Ventures, L.L.C.                                                               Massachusetts
Towers of America LLLP                                                               Delaware
Towersites Monitoring, Inc.                                                          Delaware
Unisite Alpha, Inc.                                                                  Delaware
UniSite Omni Point NE Tower Venture, L.L.C. (10)                                     Delaware
UniSite OmniPoint FL Tower Venture, L.L.C. (11)                                      Delaware
UniSite OmniPoint PA Tower Venture L.L.C. (12)                                       Delaware
Unisite, Inc.                                                                        Delaware
Unistar Technologies, Inc.                                                           Texas
US Sitelease, Inc.                                                                   Kansas
Verestar International, Inc.                                                         Delaware
Verestar, Inc.                                                                       Delaware
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(1) 83.4105% owned by ATC Presidential Way, Inc.
(2) Formerly known as ATC Broadcast GP, Inc.
(3) Formerly known as ATC Financing LLC.
(4) Formerly known as Specialty Constructors, Inc.
(5) 45.23% owned by American Tower, LP and 34.77% owned by American Tower, Inc.
(6) 45% owned by American Tower Canadian Holding Company.
(7) 67% owned by Telecom Towers, LLC.
(8) 50% owned by American Tower, LP.
(9) 50% owned by Telecom Towers, LLC.
(10) 95% owned by Unisite, Inc.
(11) 95% owned by Unisite, Inc.
(12) 95% owned by Unisite, Inc.